Note 20 - Condemnation	12 Months Ended
Dec. 31, 2013
Disclosure Text Block Supplement [Abstract]
Legal Matters and Contingencies [Text Block]

20.  Condemnation:

In July 2012, the Company received $167,530,657 from the State of New York (the "State") in payment of the judgments in the Company’s favor in the Company's condemnation litigation with the State, which consisted of $98,685,000 in additional damages (the "2012 Proceeds"), $1,474,941 in costs, disbursements and expenses, and $67,370,716 in interest.

Following receipt of the condemnation proceeds by the Company, New York State notified the Company of an error in the interest computation resulting in New York State overpaying interest by approximately $29,000. The Company reviewed the notice in 2012 and remitted payment of the $29,000 in early 2013.

The $167,530,657 payment concluded the Company’s case for just compensation, commenced in 2006 for the 245.5 acres of its Flowerfield property in St. James and Stony Brook, New York (the "Property") taken by the State, under New York’s eminent domain law. The State had paid the Company $26,315,000 for the Property in March 2006, which the Company elected to treat as an advance payment while it pursued its claim for just compensation. The Court of Claims ruled in the Company’s favor in June 2010 when it awarded the Company $125,000,000, thereby requiring the State to pay an additional $98,685,000 plus statutory interest of nine percent from the date of taking on November 2, 2005 to the date of payment. That judgment, as well as a related judgment for costs, disbursements and expenses, was affirmed by the Appellate Division and the Court of Appeals.

The original advance payment of $26,315,000 was successfully reinvested in like kind property under Section 1033 of the Internal Revenue Code, thereby deferring income tax on the related gain. In accordance with Section 1033, the Company has deferred recognition of the $98,685,000 gain on the condemnation of its real property for income tax purposes.

Following a change in tax law in January 2013 reducing the recognition period applicable for the 2012 taxable year to five years, the Company applied for a private letter ruling from the IRS in March 2013 and ultimately received a favorable ruling on August 28, 2013 (the "PLR"). The PLR concludes that the Company’s receipt of additional damages in July 2012 in connection with judgments in the Company’s favor in its condemnation litigation with the State of New York ("2012 Proceeds") occurred outside of the applicable recognition period for 2012, and therefore permits the Company to distribute, by means of a dividend such as the Special Dividend described below, the gains realized from its receipt of the 2012 Proceeds, subject to a 4% excise tax but without incurring the built-in gains tax.

On September 13, 2013, the Board declared the Special Dividend, in the amount of $98,685,000, or $66.56 per Gyrodyne share, of which approximately $68,000,000, or $45.86 per share, will be paid in cash. The balance of the Special Dividend will be payable in the form of cash proceeds from any further asset dispositions effected prior to payment of the dividend, Dividend Notes, interests in a limited liability company to which Gyrodyne may transfer its remaining assets (or into which it may merge), or a combination of such forms at the discretion of our board of directors. Based on the timely declaration of the Special Dividend and assuming the Special Dividend is timely paid, the Company will no longer have a reinvestment requirement related to the 2012 Proceeds.